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                SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C.  20549

                         _________________

                             FORM 8-K

                          CURRENT REPORT

                Pursuant to Section 13 or 15(d) of
                the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported):

                         October 16, 1995

                         _________________


                           EPITOPE, INC.
        (Exact name of Registrant as specified in charter)

                              Oregon
          (State or other jurisdiction of incorporation)

                              1-10492
                       (Commission File No.)

                            93-0779127
                 (IRS Employer Identification No.)

    8505 S.W. Creekside Place
        Beaverton, Oregon                                 97008
       (Address of principal executive offices)       (Zip Code)

        Registrant's telephone number, including area code:

                          (503) 641-6115

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Item 5.   Other Events.

          On October 16, 1995, the Registrant will send a letter to shareholders regarding events occurring during calendar year
1995. A copy of the letter is attached as an exhibit to this report.


Item 7.  Financial Statements, Pro Forma Financial Information and
         Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   Exhibits.

          The exhibits filed herewith are listed in the exhibit index following the signature page of this report.

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                            SIGNATURES

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  EPITOPE, INC.


Dated:  October 13, 1995          By:   /s/ Gilbert N. Miller
                                        Gilbert N. Miller
                                        Executive Vice President


                                EXHIBIT INDEX


99.1      Letter to Shareholders of Epitope, Inc., dated October
          16, 1995.

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